                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                 January 1997
                           PAYMENT February 17, 1997
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                 CUSIP#                393534AA0
                                 Trust Account #      33-31829-0
                                 Distribution Date:   February 17, 1997

SECURITIZED NET INTEREST MARGIN CERTIFICATES                    Per $1,000
--------------------------------------------
                                                                 ORIGINAL
                                                                 --------

1.    Amount Available                          5,875,078.41

Interest

2.    Aggregate Interest                        1,549,320.26    3.04984303

3.    Amount Applied to:
      (a)   accrued but unpaid Interest

4.    Remaining:
      (a)   accrued but unpaid Interest         1,549,320.26

5.    Monthly Interest

Principal

6.    Current month's principal
      distribution                              4,325,758.15    8.51527195

7.    Remaining outstanding principal
      balance                                 265,121,242.97   521.8922106
      Pool Factor                                  .52189221

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date            407,985,207.62**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  January 1997
                           PAYMENT February 17, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                       CUSIP#               393534AA0
                                       Trust Account #      33-31829-0
                                       Distribution Date:   February 17, 1997

SECURITIZED NET INTEREST MARGIN                                PER $1,000
---------------------------------
CERTIFICATES                                                    ORIGINAL
------------                                                    --------

9.   Aggregate amount on deposit in
     reserve funds:
     (i)   attributable to the Residual
           Assets                          74,695,358.56
     (ii)  attributable to this
           securitization                  23,360,299.52

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                        2,528,950.47

11.  Weighted average CPR                  11.18%

12.  Weighted average CDR                   2.53%

13.  Annualized net loss percentage         1.49%

14.  Delinquency  30-59 day                  .82%
                  60-89 day                 0.28%
                  90+ day                   0.57%
                  Total 30+                 1.67%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
January 1997
PAYMENT February 17, 1997

                                         Fee Assets
                  -------------------------------------------------------
                    Guarantee    GNMA     Excess    Inside     Fee Asset
                      Fees      Excess Servicing     Refi        Total
                   ----------   ----------------  ---------  ------------
  MaHCS 1987-A      21,197.01          7,048.91     801.48      2,047.40
  MaHCS 1987-B      59,375.31         18,660.97   1,899.68     79,935.96
  MLMI 1987B        34,048.68          4,819.54                38,868.22
  MLMI 1987C        45,868.17          8,424.03   2,777.49     57,069.69
  MLMI 1988E        50,959.54          8,392.57   1,053.38     60,405.49
  MLMI 1988H              .00          8,212.53                 8,212.53
  MLMI 1988Q              .00         12,740.81                12,740.81
  MLMI 1988X              .00          9,739.08                 9,739.08
  MLMI 1989B              .00          5,712.45                 5,712.45
  MLMI 1989D              .00         11,687.27                11,687.27
  MLMI 1989F        34,326.92         16,609.55   2,185.22     53,121.69
  MLMI 1989H        75,670.72         14,339.44   3,779.31     93,789.47
  MLMI 1990B              .00          9,504.93                 9,504.93
  MLMI 1990D              .00                     1,892.07      1,892.07
  MLMI 1990G              .00                     1,614.25      1,614.25
  MLMI 1990I              .00               .00                      .00
  MLMI 1991B              .00               .00                      .00
  MLMI 1991D              .00         18,614.47                18,614.47
  MLMI 1991G              .00         25,233.54                25,233.54
  MLMI 1991I              .00         26,825.15                26,825.15
  MLMI 1992B              .00         89,444.40                89,444.40
  MLMI 1992D              .00         45,352.42                45,352.42
  GTFC 1992-1      251,768.71         55,859.22  16,459.64    324,087.57
  GTFC 1992-2                         57,394.89   1,386.10     58,780.99
  GTFC 1993-1      232,536.30         62,673.89   9,323.35    304,533.54
  GTFC 1993-2      384,251.07        120,312.47  10,145.95    514,709.49
  GTFC 1993-3      878,107.56        183,839.46   8,048.11  1,069,995.13
  GTFC 1993-4             .00        209,562.61               209,562.61
                --------------------------------------------------------
Conventional     2,068,109.99   .001,030,554.60  61,366.03  3,160,030.62

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                 January 1997
                           PAYMENT February 17, 1997


   GNMA Servicing Fees    2,251,461.72      41,793.95   2,293,255.67
   FHA Payment             (461,534.25)                  (461,534.25)
   Servicing               (407,204.67)                  (407,204.67)
   Prepayment shortfalls    (64,373.97)                   (64,373.97)
   Liquidation Losses      (103,616.82)                  (103,616.82)
                        ----------------------------------------------
  GNMA                    1,214,732.01                  1,256,525.96


Total amount of Guarantee Fees, GNMA Excess Spread, Excess
  Servicing Fees, and Inside Refinance Payments                 4,416,556.58
Payment on Finance 1 Note                                       4,416,556.58

Allocable to Interest (current)                                   752,216.33

Allocable to accrued but unpaid Interest                                 .00

Accrued and unpaid Trustee Fees                                          .00

Allocable to Principal                                          3,664,340.25

Finance 1 Note Principal Balance                              127,155,890.27

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  January 1997
                           PAYMENT February 17, 1997

                                              Inside
                           Residual            Refi            Total
                          ----------       ------------      ----------

MaHCS 1987-A                     .00                                .00
MaHCS 1987-B                     .00                                .00
MLMI 1987B                       .00                                .00
MLMI 1987C                       .00                                .00
MLMI 1988E                       .00                                .00
MLMI 1988H                 22,976.74             118.64       23,095.38
MLMI 1988Q                 39,829.39           3,280.87       43,110.26
MLMI 1988x                    504.30           1,770.58        2,274.88
MLMI 1989B                       .00             166.91          166.91
MLMI 1989D                       .00           1,036.50        1,036.50
MLMI 1989F                       .00                                .00
MLMI 1989H                       .00                                .00
MLMI 1990B                       .00                                .00
MLMI 1990D                       .00                                .00
MLMI 1990G                       .00                                .00
MLMI 1990I                       .00          18,351.54       18,351.54
MLMI 1991B                       .00          12,113.98       12,113.98
MLMI 1991D                 92,561.45           2,579.32       95,140.77
MLMI 1991G                 44,836.70          30,991.00       75,827.70
MLMI 1991I                 36,697.37          33,105.91       69,803.28
MLMI 1992B                423,800.56          49,961.24      473,761.80
MLMI 1992D                 10,547.46          44,273.07       54,820.53
GTFC 1992-1                      .00                                .00
GTFC 1992-2                      .00                                .00
GTFC 1993-1                      .00                                .00
GTFC 1993-2                      .00                                .00
GTFC 1993-3                      .00                                .00
GTFC 1993-4               574,255.67          14,762.63      589,018.30
                        -----------------------------------------------
                        1,246,009.64         212,512.19    1,458,521.83

Total Residual and Inside
 Refinance Payments                                        1,458,521.83
                                                           ------------